UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported)      May 17, 2002

               Avalon-Borden Companies,  Inc.
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       exact name of registrant as specified in its charter)


Delaware            	           000-31347       	       63-0967802
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(State or other jurisdiction       (Commission             (IRS Employer
   of incorporation)                File Number)         Identification No.)


404 Avalon Avenue, Suite 200
Muscle Shoals, AL                                                 3566l
---------------------------------------      		         -------
Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code    256-381-7840





Item 4. Changes in Registrant's Certifying Accountant.

(a)	Previous independent accountants.

(i)	On May 15, 2002 Avalon-Borden Companies, Inc. ("ABCO") made a management decision to change their independent accountants from Cade & Associates, P.C. , which had previously served as independent accountants for ABCO.

(ii)	The reports of Cade & Associates, P.C., on the consolidated financial
	statements of ABCO as of and for the fiscal years ended November 30, 1999 and November 20, 2000, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)	The change in independent accountants was recommended by ABCO's
	officers and approved by ABCO's Board of Directors.

(iv)	In connection with its audit for the fiscal years ended November 30,
	1999 and November 30, 2000 through the date of the recommended change, there were no disagreements with Cade & Associates, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cade & Associates, P.C., would have caused Cade & Associates, P.C. to make reference to such disagreements in its report on the consolidated financial statements for such years.

(v)	During the fiscal years ended November 30, 1999 and 2000, and in the
	interim period through May 15, 2002, there were no "reportable events" as described in Item 304(a)(1)(iv) of Regulation S-B of the Securities and Exchange commission (the "SEC").

(vi)	ABCO has requested that Cade & Associates, P.C.  furnish it with a
	letter addressed to the SEC stating whether or not Cade & Associates, P.C. agrees with the above statements. A copy of this letter, dated May 16, 2002 is filed as Exhibit 1 to this form 8-K.

(b)	New Independent Accountants.

	On May 16, 2002, ABCO engaged Joseph Decosimo and Company, Certified
	Public Accountants ("Decosimo") as its new independent accountants.  The
	engagement of Decosimo was recommend by ABCO's officers and approved by
	ABCO's board of directors.  During the fiscal years ended November 30, 1999
	and November 30, 2000, and in the interim period through May 15, 2002 ABCO
	has not consulted with Decosimo regarding either:

(i)	the application of accounting principles to a specified transaction,
	either completed or proposed; or the type of audit opinion that might be rendered on ABCO's financial statements, and neither a written report was provided to ABCO nor oral advice was provided that Cade
	& Associates, P.C. concluded was an important factor considered by ABCO in reaching a decision as to any such accounting, auditing, or financial reporting issue; or

(ii)	any matter that was either the subject of a "disagreement" or
	"reportable event" as described in Item 304(a)(1)(iv) of Regulation S-B of the Securities and Exchange Commission.

Item 7.  Financial Statements, pro Forma Financial Information and Exhibits.

(a)	Financial Statements			Not applicable
(b)	Pro Forma Financial Information		Not applicable.
(c)     Exhibit 1	Letter from Cade & Associates, P.C. dated
                        May 16, 2002 regarding change in
			certifying accountant.


SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

					AVALON-BORDEN COMPANIES, INC.

					By:  /s/  Michael Wilson

					Michael Wilson
					President and Chief Executive Officer

Dated:  May 17, 2002







                                    CADE & ASSOCIATES, P.C.
                                 CERTIFIED PUBLIC ACCOUNTANTS
                             2100 Southbridge Parkway - Suite 460
                                  Birmingham, Alabama 35209

A. CATLIN CADE, IV, CPA, CVA				 TELEPHONE (205) 871-8600
F. EUGENE DUNCAN, CPA					 FACSIMILE (205) 871-8676
NANCY K. WILSON, CPA					 WATS 1-800-356-6403
GILBERT L. CRENSHAW, JR., CPA
MELANIE B. HUDSON
STACEY A. ARNETT




May 16, 2002				EXHIBIT 1




Securities and Exchange Commission
Mail Stop 11-2
450 5th Street, N.W.
Washington, D.C.  20549

Dear Sirs/Mesdames:

We have read and agree with the comments in Item 4 of Form 8-K of Avalon-Borden Companies, dated May 17, 2002.

Sincerely,

/s/  Cade & Associates, P.C.

Cade & Associates, P.C.